                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   MARCH 1998
                             PAYMENT April 15, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                               CUSIP#393534AB8
                                               Trust Account #33-31958-0
                                               Distribution Date: April 15, 1998

SECURITIZED NET INTEREST MARGIN                                   PER $1,000
CERTIFICATES                                                      ORIGINAL
-------------------------------                                   ----------
1. Amount Available                          651,906.18

Interest

2. Aggregate Interest                        203,589.95          2.20335444

3. Amount Applied to:
   (a)      accrued but unpaid Interest

4. Remaining:
   (a)      accrued but unpaid Interest      203,589.95

5. Monthly Interest

Principal

6. Current month's principal
   distribution                              448,316.23          4.85190725

7. Remaining outstanding principal
   balance                                30,673,714.14         331.9666032
   Pool Factor                                .33196660

8. Present value of the projected
   remaining aggregate cashflows of the
   Finance I Assets and the Residual Assets,
   as of the immediately preceding
   Distribution Date                     535,040,617.62**

9. Aggregate principal balance of
   loans refinanced by Green Tree
   Financial Corp.                         3,499,759.94

10.Weighted average CPR                           16.62%

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   MARCH 1998
                             PAYMENT April 15, 1998
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                              CUSIP#393534AB8
                                              Trust Account #33-31958-0
                                              Distribution Date: April 15, 1998


11.  Weighted average CDR                        3.35%

12.  Annualized net loss percentage              1.84%

13.  Delinquency       30-59 day                  .73%
                       60-89 day                 0.22%
                       90+ day                   0.49%
                       Total 30+                 1.44%





First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization as of 3/15/98.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
MARCH 1998
PAYMENT April 15, 1998

                                       FEE ASSETS
                     ----------------------------------------------
                     GUARANTEE          INSIDE          FEE ASSET
                       FEES              REFI             TOTAL
                     ----------        ---------        -----------
GTFC 1994-1           61,993.58        89,084.54         151,078.12
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                      ---------        ---------         ----------
                      61,993.58        89,084.54         151,078.12



Total amount of Guarantee Fees and Inside                151,078.12
Refinance Payments

Subordinated Servicing Fees                              351,818.04

Payment on Finance 1 Note                                502,896.16

Allocable to Interest (current)                           44,908.17

Allocable to accrued but unpaid Interest                        .00

Accrued and unpaid Trustee Fees                                 .00

Allocable to Principal                                   457,987.99

Finance 1 Note Principal Balance                       6,406,955.32

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                   MARCH 1998
                             PAYMENT April 15, 1998


                                           INSIDE
                          RESIDUAL          REFI               TOTAL
                          ---------       ---------          ---------
GTFC 1994-1                     .00             .00                .00
GTFC 1994-2                               40,672.74          40,672.74
GTFC 1994-3                7,373.45       36,112.07          43,485.52
GTFC 1994-4                1,145.30       63,706.46          64,851.76
                           -------------------------------------------
                           8,518.75      140,491.27         149,010.02


Total Residual and Inside
Refinance Payments                                          149,010.02